EXHIBIT 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AVI BioPharma, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leslie Hudson, Ph.D., as President and Chief Executive Officer of the Company, and J. David Boyle II, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leslie Hudson, Ph.D.
Leslie Hudson, Ph.D.
President, Chief Executive Officer and Director
AVI BioPharma, Inc.
August 10, 2009

/s/ J. David Boyle II
J. David Boyle II
Senior Vice President and Chief Financial Officer
AVI BioPharma, Inc.
August 10, 2009